SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  AUGUST 9, 2002


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   000-19462                    86-0446453
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                      02142
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated August 8, 2002, announcing certain financial results for the fiscal year and fourth quarter ended June 30, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        None.

(b)     PRO FORMA FINANCIAL INFORMATION.

        None.

(c)     EXHIBITS.


        Exhibit No.      Description
        -----------      -----------

          99.1           Press release dated August 8, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 9, 2002               ARTISOFT, INC.

                                   By: /s/ Michael J. O'Donnell
                                       -----------------------------------------
                                       Name: Michael J. O'Donnell
                                       Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press release dated August 8, 2002